SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 30, 2008
Date of Report (Date of earliest event reported)

Mogul Energy International, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

File No. 333-138806
(Commission File Number)

980461623
(I.R.S. Employer Identification No.)

520 Pike Street, Suite 2210 Seattle, Washington 98101
(Address of principal executive offices)

(206) 357-4220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  Registrant's Business and Operations

Item 1.01          Entry into a Material Definitive Agreement.

Mogul Energy International, Inc. (the “Company”) entered into an Agreement of Purchase and Sale (the “Agreement”) with Egypt Oil Holdings Ltd. (“Egypt Oil”), Sea Dragon Energy Inc. (“Sea Dragon”), and Dover Investments Limited (“Dover”).  The Agreement, with an effective date of March 21, 2008, was part of a larger transaction (the “Transaction”) that closed on April 24, 2008.  The Transaction ultimately resulted in the sale by the Company to Sea Dragon of the Company’s 20% working interest in the East Wadi Araba (EWA) Concession in the Gulf of Suez, in exchange for satisfaction of the Company’s outstanding liabilities (the “Debt Obligation”) relating to the Company’s drill program on the EWA Concession, a cash payment to the Company of US$100,000, and equity participation in Sea Dragon in the amount of four million (4,000,000) shares.  Ninety percent (90%) of the four million shares will be held in escrow until such time as Sea Dragon drills an exploratory well on the EWA Concession and publicly announces the results thereof.  The Company estimates that the Debt Obligation to be covered by the Agreement will be at least US$650,000.  The Company anticipates that it will be seeking shareholder approval of the Agreement in due course.

Certain of the Company’s management and significant shareholders are also management and shareholders of Sea Dragon Energy Inc., including the Company’s largest shareholder Parvez Tyab.  Parvez Tyab is the brother of the Company’s President, Naeem Tyab, and is an officer and director of Sea Dragon.  Sea Dragon and Dover had working and carried interests, respectively, in the EWA Concession, prior to the Transaction.

The foregoing description of the transaction is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is furnished as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein, and Item 8B of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 15, 2008, and incorporated by reference herein, and the Company’s press release dated April 29, 2008, a copy of which is furnished as Exhibit 99.1, and is incorporated by reference herein.

SECTION 2.  Financial Information

Item 2.01          Completion of Acquisition or Disposition of Assets.

The Company closed the Transaction detailed above on April 24, 2008.  The Transaction ultimately resulted in the sale by the Company to Sea Dragon of the Company’s 20% working interest in the East Wadi Araba (EWA) Concession in the Gulf of Suez, in exchange for satisfaction of the Company’s outstanding liabilities (the “Debt Obligation”) relating to the Company’s drill program on the EWA Concession, a cash payment to the Company of US$100,000, and equity participation in Sea Dragon in the amount of 4 million (4,000,000) shares.  The consideration for the Transaction was determined through negotiation and agreement by all parties to the Transaction.

The foregoing description of the transaction is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is furnished as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.  Please also refer to the information and references in the other sections of this Form 8-K.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

None.

SECTION 5.  Corporate Governance and Management

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mr. Mohammad Khan resigned his position as Treasurer of the Company, effective April 25, 2008.  The Company anticipates that it will appoint a new financial officer in due course.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01           Regulation FD Disclosure.

On April 29, 2008, the Company issued a press release pursuant to Rule 135c (“Rule 135c”) of the United States Securities Act of 1933 (the “Securities Act”), as amended, updating shareholders on the status of the Company’s offerings and announcing the Company’s intention to continue to raise money through unregistered private placements of its common stock to investors in Canada.  The shares to be issued under the private placements have not been registered under the Securities Act and will not be offered or sold directly or indirectly within the United States or to or for the account or benefit of U.S. Persons (as such term is defined in Regulation S as promulgated under the Securities Act) absent registration or an applicable exemption from registration.  The Company believes that the shares, which will be sold only to persons who are not U.S. Persons, are exempt from registration under Regulation S.  In accordance with Rule 135c, the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

Item 9.01          Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Exhibit 10.1 – Purchase and Sale Agreement dated March 21, 2008

Exhibit 99.1 – Press Release dated April 29, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mogul Energy International, Inc.

By:	/s/ Naeem Tyab
Name:	Naeem Tyab
Title:	President

Date: April 30, 2008